UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2022

Commission File Number:  000-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard
Louisville, Kentucky  40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 26, 2022. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Christopher L. Coleman	32,045,516	601,637	30,142	1,352,178
Olivia F. Kirtley	32,130,418	518,348	28,529	1,352,178
Laurette T. Koellner	31,403,820	1,244,400	29,075	1,352,178
Robert M. Lynch	32,517,165	131,168	28,962	1,352,178
Jocelyn C. Mangan	32,516,285	132,248	28,762	1,352,178
Sonya E. Medina	32,337,530	310,540	29,225	1,352,178
Shaquille R. O’Neal	32,519,790	129,706	27,799	1,352,178
Anthony M. Sanfilippo	32,322,283	324,667	30,345	1,352,178
Jeffrey C. Smith	32,501,628	146,116	29,551	1,352,178

Appointment of Ernst & Young LLP as the Company’s Independent Auditors. The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2022. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,871,603	130,180	27,690

Advisory Approval of the Company’s Executive Compensation. The stockholders of the Company approved a resolution on advisory approval of executive compensation. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,101,954	485,567	89,774	1,352,178

Stockholder Proposal Regarding ESG Disclosure Related to Pork Housing. The resolution presented by the Humane Society of the United States was not approved by the stockholders of the Company. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,524,903	18,824,149	328,243	1,352,178

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN'S INTERNATIONAL, INC.

Date: May 2, 2022	/s/ Ann B. Gugino
Ann B. Gugino
Chief Financial Officer